UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2018
GUESS?, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (213) 765-3100
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement of Kay Isaacson-Leibowitz as a Director

On October 18, 2018, Kay Isaacson-Leibowitz notified the board of directors (the “Board”) of Guess?, Inc. (the “Company”) of her intention to retire from the Board, effective October 23, 2018.

(d) Appointment of Deborah Weinswig and Laurie Ann Goldman as Directors

On October 23, 2018, upon recommendation of the Company’s Nominating and Governance Committee, the Board appointed Deborah Weinswig as a Class III member of the Board, to fill the vacancy created by the retirement of Ms. Isaacson-Leibowitz and to hold office until the 2020 annual meeting of shareholders of the Company and until her successor is elected and qualified. The Board has determined that Ms. Weinswig is an independent director under the listing standards of the NYSE. Ms. Weinswig was also named to serve on the Nominating and Governance Committee of the Board.

Effective October 23, 2018, the Board increased the size of the Board from eight to nine directors, and, upon recommendation of the Company’s Nominating and Governance Committee, appointed Laurie Ann Goldman as a Class I member of the Board, to hold office until the 2021 annual meeting of shareholders of the Company and until her successor is elected and qualified. The Board has determined that Ms. Goldman is an independent director under the listing standards of the NYSE. Ms. Goldman was also named to serve as the Chairperson of the Nominating and Governance Committee of the Board (a position previously held by Ms. Isaacson-Leibowitz).

Ms. Weinswig and Ms. Goldman will each participate in the current director compensation arrangements applicable to the Company’s non-employee directors, as more fully described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 22, 2018.

There is no arrangement or understanding between Ms. Weinswig or Ms. Goldman and any other person pursuant to which Ms. Weinswig or Ms. Goldman was selected as a member of the Board. In addition, there are no transactions in which Ms. Weinswig or Ms. Goldman has an interest that are required to be disclosed under Item 404(a) of SEC Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Guess?, Inc. dated October 29, 2018 (appointment of directors)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2018	GUESS?, INC.

	By:	/s/ Victor Herrero
Victor Herrero Chief Executive Officer

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